Fair Values of Financial Instruments	6 Months Ended
Jun. 30, 2025
Fair Values of Financial Instruments [Abstract]
FAIR VALUES OF FINANCIAL INSTRUMENTS
23	FAIR VALUES OF FINANCIAL INSTRUMENTS

Financial instruments comprise financial assets and financial liabilities.

Financial assets consist of cash and cash equivalents, trade receivables, contract assets and amount due from related party. Financial liabilities consist of trade payables, lease liability, overdrafts, convertibles notes, working capital loans and amount due to related party.

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation technique:

Level 1:	quoted (unadjusted) prices in active markets for identical assets or liabilities.

Level 2:	other techniques for which all inputs which have a significant effect on the recorded fair value are observable, either directly or indirectly.

Level 3:	techniques which use inputs which have a significant effect on the recorded fair value that are not based on observable market data.

The Private Warrants and derivative liabilities were valued using the Black-Scholes model, with key assumptions including the risk-free interest rate and expected volatility. The share-based payments were valued using a Monte Carlo simulation, based on key assumptions such as the expected weighted-average volatility, the probability of no default, and the risk-free interest rate.

All instruments are classified as Level 3 fair value measurements. The primary unobservable inputs used in determining the fair value of the derivative liability, warrant liabilities, and share-based payments are the expected volatility of the Company’s ordinary shares and the risk-free interest rate